CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the FMI Common Stock Fund, Inc. hereby certifies, to such officer's knowledge, that the report on Form N-CSR of the FMI Common Stock Fund, Inc. for the period ended September 30, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of FMI Common Stock Fund, Inc.

/s/Ted D. Kellner
---------------------------
Ted D. Kellner
Chief Executive Officer and
Chief Financial Officer
FMI Common Stock Fund, Inc.

Dated: November 19, 2004
      ---------------------

A signed original of this written statement required by Section 906 has been provided by the FMI Common Stock Fund, Inc. and will be retained by the FMI Common Stock Fund, Inc. and furnished to the SEC or its staff upon request.